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                                                                     EXHIBIT 4.1


                ORGANIZED UNDER THE LAWS OF THE STATE OF TEXAS

NUMBER                                                                    SHARES

                               CPS SYSTEMS, INC.
                                 COMMON STOCK
   The Corporation is Authorized to Issue 50,000,000 Shares Common Stock -
                           Par Value $.01 Per Share

        THIS CERTIFIES THAT _________________________________ is the owner of
__________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated ___________________________

_________________________________                    ___________________________
           SECRETARY                                            PRESIDENT


COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER AND TRUST COMPANY TRANSFER AGENT AND REGISTRAR




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BY AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY
200 Park Avenue
49th Floor
New York, NY 10166
Phone: 212/557-9100
Fax: 212/338-0753

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Legend on back of certificate:

The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation of series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship
          and not as tenants in common
UNIF GIFT MIN ACT -                Custodian             (Cust)(Minor) under
                    --------------           -----------
Uniform Gifts to Minors Act                            (State)
                            --------------------------
UNIF TRF MIN ACT -                 Custodian (until age    ) (Cust)
                   ---------------                      ---         -----------
under Uniform Transfers (Minor) to Minors Act                  (State)
                                              ----------------
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    ----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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                                                                        (PLEASE
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PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                           Shares of the capital
----------------------------------------------------------
stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                        Attorney to transfer the
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said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                            X                                       X
      -------------------------    -------------------------------------
                                                        THE SIGNATURE(S) TO THIS
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ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS NOTICE: WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed By                                      THE SIGNATURE(S)
                           ------------------------------------
SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.

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AMERICAN BANK NOTE COMPANY
200 Park Avenue
49th Floor
New York, NY 10166
Phone: 212/557-9100
Fax: 212/338-0753